Effective August 23, 2021, the Board of Trustees of Calamos Strategic Total Return Fund (the "Trust") amended and restated in the entirety the Trust’s Declaration of Trust (the "Amended and Restated Declaration of Trust") and the Trust’s By-Laws (the "Amended and Restated Bylaws"). The Amended and Restated Declaration of Trust and the Amended and Restated Bylaws clarify certain provisions relating to preferred securities.

The foregoing description of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws, which are attached in response to Item G.1.b.i.., and are incorporated herein by reference.